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                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
AmerUs Life Holdings, Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                            /s/ KPMG Peat Marwick LLP
                                            -------------------------
                                            KPMG Peat Marwick LLP


Des Moines, Iowa
December 11, 1996